                                                                     Exhibit 4.1

COMMON SHARES                                                      COMMON SHARES
                                     [LOGO]

                             PROCENTURY CORPORATION

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 74268T 10 8


THIS CERTIFIES THAT





IS THE OWNER OF


       FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF
                             PROCENTURY CORPORATION
transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED:
                                [corporate seal]

/s/ John A. Marazza                          /s/ Edward F. Feighan

CHIEF OPERATING OFFICER AND SECRETARY       CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
   NATIONAL CITY BANK
      (CLEVELAND, OHIO) TRANSFER AGENT AND REGISTRAR

BY
                  AUTHORIZED OFFICER

                             PROCENTURY CORPORATION

         The corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, which the corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- _____________Custodian_____________
TEN ENT -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN  -- as joint tenants with right                              under Uniform Gifts to Minors Act
           of survivorship and not as                               Act _______________________________
           tenants in common                                                      (State)


                                               UNIF TRANS MIN ACT -- ____________Custodian____________
                                                                        (Cust)              (Minor)
                                                                     under Uniform Transfers to Minors
                                                                     Act_____________________________
                                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, ___________________________ hereby sell(s), assign(s) and transfer(s) unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Common Shares represented by the within certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney, to transfer the said Common Shares on the books of the within named corporation with full power of substitution in the premises.

Dated _________________________________________



                            ____________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:




By _____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUITON (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION) WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.